EXHIBIT 10.59

Second Amendment to the
Weingarten Realty Retirement Plan

R E C I T A L S:

A.           WHEREAS, Weingarten Realty Investors (the “Employer”) has previously established the Weingarten Realty Retirement Plan (the “Plan”) for the benefit of those employees who qualify thereunder and for their Beneficiaries; and

B.           WHEREAS, the Employer has requested an updated tax-qualification determination letter from the Internal Revenue Service and the Internal Revenue Service has requested certain amendments to the Plan to ensure the Plan’s tax qualification; and

C.           WHEREAS, the Employer desires to amend the Plan both to adopt changes requested by the Internal Revenue Service and to adopt further applicable provisions of Treasury Regulations pertaining to Internal Revenue Code Section 436; and

D.           WHEREAS, the Employer has the power and authority to amend the Plan pursuant to Section 16.1 of the Plan;

NOW, THEREFORE, pursuant to Section 16.1 of the Plan, the following amendment is hereby made and shall be effective as provided herein, and the terms of the Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment:

1.            Section 9.4 of the Plan is hereby amended by adding the following paragraph after the first paragraph thereof, to be and read as follows, effective as stated herein:

Notices to Participants shall include the relative values of the various optional forms of benefit under the Plan as provided in Treasury Regulation Section 1.417(a)-3. This provision is effective as follows: to qualified pre-retirement survivor annuity explanations provided on or after July 1, 2004; to qualified joint and survivor annuity explanations with respect to any distribution with an annuity starting date that is on or after February 1, 2006; and with respect to any optional form of benefit that is subject to the requirements of Code Section 417(e)(3) if the actuarial present value of that optional form is less than the actuarial present value as determined under Code Section 417(e)(3) on or after October 1, 2004.

2.            12.2(c) of the Plan is hereby amended to be and read as follows, effective January 1, 2002:

(c)
The "defined benefit compensation limitation" means 100 percent of a Participant's average 415 Compensation for his high three years. Average 415 Compensation for the Participant’s high three years means the average 415 Compensation for the three consecutive calendar years of service (or, if the Participant has fewer than three consecutive calendar years of service, the Participant’s longest consecutive period of service, including fractions of years, but not less than one year) with the

Employer that produces the highest average. A Participant’s 415 Compensation for a calendar year of service shall not include compensation in excess of the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such year of service begins.

3.            Section 12.2 of the Plan is hereby amended by adding the following new paragraph (i) to the end thereof, to be and read as follows, effective January 1, 2008:

(i)
“Compensation” as used in this Article XII shall mean “415 Compensation,” which shall be the Participant’s Earnings for the Limitation Year, but including regular pay after severance from employment, provided the following requirements are satisfied:

(i)
The payment is regular compensation for services during the Participant's regular working hours, or compensation for services outside the Participant's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments;

(ii)	The payment would have been paid to the Participant prior to a severance from employment if the Participant had continued in employment with the Employer; and

(iii)	Such payments are made no later than the later of 2 1/2 months after severance from employment or by the end of the Limitation Year that includes the date of such severance from employment.

For this purpose, severance from employment means termination of employment with the Employer maintaining the Plan. An Employee does not have a severance from employment if, in connection with a change of employment, the Employee’s new employer maintains the Plan with respect to the Employee.

4.            The penultimate sentence in Section 18.1(k) of the Plan is hereby amended, as underlined, to be and read as follows, effective January 1, 2002:

In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting “five-year period” for “one-year period”.

5.            In Section 4.1 of Addendum A, the reference to Treasury Regulation Section 1.401(a)(9)-6T is hereby replaced with reference to Treasury Regulation Section 1.401(a)(9)-6, effective January 1, 2005.

6.            Article XIX of the Plan is hereby amended to be and read as follows, effective as stated herein:

ARTICLE XIX
FUNDING-BASED LIMITS

19.1        Effective Date and Application of Article

(a)	Effective Date. The provisions of this Article apply to Plan Years beginning after December 31, 2007.

(b)
The limitations described in Sections 19.2, 19.3, and 19.5 do not apply to the Plan for the first five (5) Plan Years of the Plan. Except as otherwise provided by the Commissioner in guidance of general applicability, the Plan Years taken into account for this purpose include the following (in addition to Plan Years during which the Plan was maintained by the Employer):

(i)	Plan Years when the Plan was maintained by a predecessor employer within the meaning of Treasury Regulation Section 1.415(f)-1(c)(1);

(ii)
Plan years of another defined benefit plan maintained by a predecessor employer within the meaning of Treasury Regulation Section 1.415(f)-1(c)(2) within the preceding five years if any Participants in the Plan participated in that other defined benefit plan (even if the Plan maintained by the Employer is not the plan that was maintained by the predecessor employer); and

(iii)	Plan years of another defined benefit plan maintained by the Employer within the preceding five (5) years if any Participants in the Plan participated in that other defined benefit plan.

(c)	Notwithstanding anything in this Article to the contrary, the provision of Code Section 436 and the regulations thereunder are incorporated herein by reference.

(d)	For plans that have a valuation date other than the first day of the Plan Year, the provisions of Code Section 436 and this Article will applied in accordance with regulations.

19.2	Funding-Based Limitation on Shutdown Benefits and Other Unpredictable Contingent Event Benefits

(a)
In general. If a Participant is entitled to an “unpredictable contingent event benefit” payable with respect to any event occurring during any Plan Year, then such benefit may not be provided if the “adjusted funding target attainment percentage” for such Plan Year (i) is less than sixty percent (60%) or, (ii) sixty percent (60%) or more, but would be less than sixty percent (60%) if the “adjusted funding target attainment percentage” were redetermined applying an actuarial assumption that the likelihood of occurrence of the “unpredictable contingent event” during the Plan Year is one hundred percent (100%).

(b)
Exemption. Paragraph (a) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of the contribution described in Treasury Regulation Section 1.436-1(f)(2)(iii).

19.3        Limitations on Plan Amendments Increasing Liability for Benefits

(a)
In General. No amendment which has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable may take effect during any Plan Year if the “adjusted funding target attainment percentage” for such Plan Year is:

(i)	Less than eighty percent (80%), or

(ii)
Eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the “adjusted funding target attainment percentage.”

(b)	Exemption. Paragraph (a) above shall cease to apply with respect to a Plan amendment upon payment by the Employer of the contribution described in Treasury Regulation Section 1.436-1(f)(2)(iv).

(c)	Exception For Certain Benefit Increases. Paragraph (a) shall not apply to any amendment as otherwise provided in Treasury Regulation Section 1.436-1(c).

19.4        Limitations on Accelerated Benefit Distributions

(a)
Funding Percentage Less Than Sixty Percent (60%). If the Plan's “adjusted funding target attainment percentage” for a Plan Year is less than sixty percent (60%), then the Plan may not pay any “prohibited payment” with an “annuity starting date” on or after the applicable “Section 436 measurement date.”

(b)
Bankruptcy. The Plan may not pay any “prohibited payment” with an “annuity starting date” that occurs during any period in which the Employer is a debtor in a case under Title 11, United States Code, or similar Federal or State law. The preceding sentence shall not apply to payments made within a Plan Year with an “annuity starting date” that occurs on or after the date on which the enrolled actuary of the Plan certifies that the “adjusted funding target attainment percentage” of the Plan is not less than one hundred percent (100%).

(c)	Limited Payment if Percentage at Least Sixty Percent (60%) But Less Than Eighty Percent (80%)

(i)	In General. If the Plan's “adjusted funding target attainment percentage”

for a Plan Year is sixty percent (60%) or greater but less than eightypercent (80%), then the Plan may not pay any “prohibited payment” with an “annuity starting date” on or after the applicable “Section 436 measurement date,” unless the present value (determined in accordance with Code Section 417(e)(3)) of the portion of the benefit that is being paid in a “prohibited payment” (which portion is determined under (iii)(A) below) does not exceed the lesser of:

(A)
Fifty percent (50%) of the amount of the present value (determined in accordance with Code Section 417(e)(3)) of the benefit payable in the optional form of benefit that includes the prohibited payment; or

(B)	One hundred percent (100%) of the “PBGC maximum benefit guarantee amount.”

(ii)	Bifurcation if Optional Form Unavailable

(A)
Requirement to Offer Bifurcation. If an optional form of benefit that is otherwise available under the terms of the Plan is not available as of the “annuity starting date” because of the application of Treasury Regulation Section 1.436-1(d)(3)(i), then the Participant or Beneficiary may elect to:

(1)
Receive the unrestricted portion of that optional form of benefit (determined under the rules of Treasury Regulation Section 1.436-1(d)(3)(iii)(D)) at that “annuity starting date,” determined by treating the unrestricted portion of the benefit as if it were the Participant’s or Beneficiary’s entire benefit under the Plan;

(2)
Commence benefits with respect to the Participant’s or Beneficiary’s entire benefit under the Plan in any other optional form of benefit available under the Plan at the same “annuity starting date” that satisfies Treasury Regulation Section 1.436-1(d)(3)(i); or

(3)	Defer commencement of the payments to the extent described in Treasury Regulation Section 1.436-1(d)(5).

(B)
Rules Relating to Bifurcation. If the Participant or Beneficiary elects payment of the unrestricted portion of the benefit as described in Treasury Regulation Section 1.436-1(d)(3)(ii)(A)(1), then the Participant or Beneficiary may elect payment of the remainder of the Participant’s or Beneficiary’s benefits under the Plan in any optional form of benefit at that “annuity starting date” otherwise available under the Plan that would not have included a “prohibited payment” if that optional form applied to the entire benefit of the Participant or Beneficiary. The rules of Treasury Regulation Section 1.417(e)-1 are applied separately to the separate optional forms for the “unrestricted portion of the benefit” and the remainder of the benefit (the restricted portion).

(C)
Plan Alternative That Anticipates Election of Payment That Includes a “Prohibited Payment.” With respect to every optional form of benefit that includes a “prohibited payment” and that is not permitted to be paid under Treasury Regulation Section 1.436-1(d)(3)(i), for which no additional information from the Participant or Beneficiary (such as information regarding a Social Security leveling optional form of benefit) is needed to make that determination, rather than wait for the Participant or Beneficiary to elect such optional form of benefit, the Plan will provide for separate elections with respect to the restricted and unrestricted portions of that optional form of benefit.

(iii)	Definitions Applicable to Limited Payment Option. The following definitions apply for purpose of this Section 19.4(c).

(A)
Portion of Benefit Being Paid in a Prohibited Payment. If a benefit is being paid in an optional form for which any of the payments is greater than the amount payable under a straight life annuity to the Participant or Beneficiary (plus any Social Security supplements described in the last sentence of Code Section 411(a)(9) payable to the Participant or Beneficiary) with the same “annuity starting date,” then the portion of the benefit that is being paid in a “prohibited payment” is the excess of each payment over the smallest payment during the Participant’s lifetime under the optional form of benefit (treating a period after the “annuity starting date” and during the Participant’s lifetime in which no payments are made as a payment of zero).

(B)
PBGC Maximum Benefit Guarantee Amount. The “PBGC maximum benefit guarantee amount” is the present value (determined under guidance prescribed by the Pension Benefit Guaranty Corporation, using the interest and mortality assumptions under Code Section 417(e)) of the maximum benefit guarantee with respect to a Participant (based on the Participant’s age or the Beneficiary’s age at the “annuity starting date”) under ERISA Section 4022 for the year in which the “annuity starting date” occurs.

(C)	Unrestricted Portion of the Benefit:

(1)	General Rule. Except as otherwise provided in this paragraph (C), the unrestricted portion of the benefit with respect to any optional form of benefit is fifty percent (50%) of the amount payable under the optional form of benefit.

(2)
Special Rules for Forms Which Include Social Security Leveling or a Refund of Employee Contributions. For an optional form of benefit that is a prohibited payment on account of a Social Security leveling feature (as defined in Treasury Regulation Section 1.411(d)-3(g)(16)) or a refund of employee contributions feature (as defined in Treasury Regulation Section 1.411(d)-3(g)(11)), the unrestricted portion of the benefit is the optional form of benefit that would apply if the Participant’s or Beneficiary’s Accrued Benefit were fifty percent (50%) smaller.

(3)
Limited to PBGC Maximum Benefit Guarantee Amount. After the application of the preceding rules of this paragraph (C), the unrestricted portion of the benefit with respect to the optional form of benefit is reduced, to the extent necessary, so that the present value (determined in accordance with Code Section 417(e)) of the unrestricted portion of that optional form of benefit does not exceed the “PBGC maximum benefit guarantee amount.”

(iv)	Other Rules.

(A)
One Time Application. Only one “prohibited payment” meeting the requirements of Section 19.4(c)(i) may be made with respect to any Participant during any period of consecutive Plan Years to which the limitations under either Sections 19.4(a) or (b) or this Section 19.4(c) applies.

(B)
Treatment of Beneficiaries. For purposes of this Section 19.4(c), benefits provided with respect to a Participant and any Beneficiary of the Participant (including an alternate payee, as defined in Code Section 414(p)(8)) are aggregated. If the only benefits paid under the Plan with respect to the Participant are death benefits payable to the Beneficiary, then paragraph (iii)(A) above is applied by substituting the lifetime of the Beneficiary for the lifetime of the Participant. If the Accrued Benefit of a Participant is allocated to such an alternate payee and one or more other persons, then the “unrestricted amount” is allocated among such persons in the same manner as the accrued benefit is allocated, unless a qualified domestic relations order (as defined in Code Section 414(p)(1)(A)) with respect to the Participant or the alternate payee provides otherwise.

(C)
Treatment of Annuity Purchases and Plan Transfers. This paragraph applies for purposes of applying Sections 19.4(c)(i) and (iii)(C). In the case of a prohibited payment described in Treasury Regulation Section 1.436-1(j)(6)(i)(B) (relating to purchase from an insurer), the present value of the portion of the benefit that is being paid in a prohibited payment is the cost to the Plan of the irrevocable commitment and, in the case of a prohibited payment described in Treasury Regulation Section 1.436-1(j)(6)(i)(C) (relating to certain plan transfers), the present value of the portion of the benefit that is being paid in a prohibited payment is the present value of the liabilities transferred (determined in accordance with Code Section 414(l)). In addition, the present value of the accrued benefit is substituted for the present value ofthe benefit payable in the optional form of benefit that includes the prohibited payment in Treasury Regulation Section 1.436-1(d)(3)(i)(A).

(d)
Exception. This Section 19.4 shall not apply for any Plan Year if the terms of the Plan (as in effect for the period beginning on September 1, 2005, and ending with such Plan Year) provide for no benefit accruals with respect to any Participant during such period.

(e)
Right to Delay Commencement. If a Participant or Beneficiary requests a distribution in an optional form of benefit that includes a “prohibited payment” that is not permitted to be paid under Sections 19.4(a), (b), or (c), then the Participant retains the right to delay commencement of benefits in accordance with the terms of the Plan and applicable qualification requirements (such as Code Sections 411(a)(11) and 401(a)(9)).

(f)	“Prohibited Payment.” For purposes of this Section 19.4, the term “prohibited payment” means:

(i)
Any payment for a month that is in excess of the monthly amount paid under a single life annuity (plus any Social Security supplements described in the last sentence of Code Section 411(a)(9)), to a Participant or Beneficiary whose “annuity starting date” occurs during any period a limitation under Sections 19.4(a) or (b) is in effect;

(ii)	Any payment for the purchase of an irrevocable commitment from an insurer to pay benefits; and

(iii)
Any transfer of assets and liabilities to another plan maintained by the same Employer (or by any member of the Employer’s controlled group) that is made in order to avoid or terminate the application of Code Section 436 benefit limitations; and

(iv)	Any other amount that is identified as a prohibited payment by the

Commissioner in revenue rulings and procedures, notices, and other guidance published in the Internal Revenue Bulletin.

Such term shall not include the payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant. Furthermore, in the case of a Beneficiary that is not an individual, the amount that is a prohibited payment is determined by substituting for the amount in paragraph (f)(i) above the monthly amount payable in installments over 240 months that is actuarially equivalent to the benefit payable to the Beneficiary.

19.5        Limitation on Benefit Accruals for Plans with Severe Funding Shortfalls

(a)
In General. If the Plan's “adjusted funding target attainment percentage” for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the “Section 436 measurement date.” If the Plan is required to cease benefit accruals under this Section 19.5, then the Plan is not permitted to beamended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits. The preceding sentence applies regardless of whether an amendment would otherwise be permissible under Sections 19.3(b) or (c).

(b)
Exemption. Paragraph (a) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of a contribution described in Treasury Regulation Section 1.436-1(f)(2)(v).

(c)
Temporary Modification of Limitation. In the case of the first Plan Year beginning during the period beginning on October 1, 2008, and ending on September 30, 2009, the provisions of (a) above shall be applied by substituting the Plan’s “adjusted funding target attainment percentage” for the preceding Plan Year for such percentage for such Plan Year, but only if the “adjusted funding target attainment percentage” for the preceding year is greater.

19.6        Rules Relating to Contributions Required to Avoid Benefit Limitations

The application of the Code Section 436 benefit limitations may be avoided or terminated in accordance with any of the rules set forth in Code Section 436 and Treasury Regulation Section 1.436-1(f).

19.7        Presumed Underfunding for Purposes of Benefit Limitations

(a)	Presumption of Continued Underfunding

(i)
In General. This Section 19.7(a) applies to a Plan for a Plan Year if a limitation under Section 19.2, 19.3, 19.4, or 19.5 applied to the Plan on the last day of the preceding Plan Year. If this Section 19.7(a) applies to a Plan, then the first day of the Plan Year is a “Section 436 measurement date” and the presumed “adjusted funding target attainment percentage” for the Plan is the percentage under (ii) or (iii) below, whichever applies to the Plan, beginning on that first day of the Plan Year and ending on the date specified in (iv) below.

(ii)	Rule Where Preceding Year Certification Issued During Preceding Year

(A)
General Rule. In any case in which the Plan’s enrolled actuary has issued a certification under Treasury Regulation Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” for the Plan Year preceding the current Plan Year before the first day of the current Plan Year, the presumed “adjusted funding target attainment percentage” of the Plan for the current Plan Year is equal to the prior Plan Year “adjusted funding target attainment percentage” until it is changed under Treasury Regulation Section 1.436-1(h)(1)(iv).

(B)
Special Rule for Late Certifications. If the certification of the “adjusted funding target attainment percentage” for the prior PlanYear occurred after the first day of the 10th month of that prior Plan Year, the Plan is treated as if no such certification was made, unless the certification took into account the effect of any unpredictable contingent event benefits that are permitted to be paid based on unpredictable contingent events that occurred, and any Plan amendments that became effective, during the prior Plan Year but before the certification (and any associated “Code Section 436 contributions”).

(iii)	No Certification for Preceding Year Issued During Preceding Year

(A)
Deemed Percentage Continues. In any case in which the Plan’s enrolled actuary has not issued a certification under Treasury Regulation Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” of the Plan for the Plan Year preceding the current Plan Year during that prior Plan Year, the presumed “adjusted funding target attainment percentage” of the Plan for the current Plan Year is equal to the presumed “adjusted funding target attainment percentage” that applied on the last day of the preceding Plan Year until the presumed “adjusted funding target attainment percentage” is changed under Treasury Regulation Section 1.436-1(h)(1)(iii)(B) or (h)(1)(iv).

(B)
Enrolled Actuary’s Certification in Following Year. In any case in which the Plan’s enrolled actuary has not issued the certification under Treasury Regulation Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” of the Plan for the Plan Year preceding the current Plan Year on or after the first day of the current Plan Year, the date of that prior Plan Year certification is a new “Section 436 measurement date” for the current Plan Year. In such a case, the presumed “adjusted funding target attainment percentage” for the current Plan Year is equal to the prior Plan Year “adjusted funding target attainment percentage” (reduced by 10 percentage points if (b)(ii) below applies to the Plan) until it is changed under paragraph (iv) below. The rules of paragraph (ii)(B) above apply for purposes of determining whether the enrolled actuary has issued a certification of the “adjusted funding target attainment percentage” for the prior Plan Year during the current Plan Year.

(iv)
Duration of Use of Presumed “Adjusted Funding Target Attainment Percentage.” If this Section 19.7(a) applies to a Plan for a Plan Year, then the presumed “adjusted funding target attainment percentage” determined hereunder applies until the earliest of:

(A)	The first day of the 4th month of the Plan Year if paragraph (b) below applies;

(B)	The first day of the 10th month of the Plan Year if paragraph (c) below applies;

(C)	The date of a change in the presumed “adjusted funding target attainment percentage” under Treasury Regulation Section 1.436-1(g)(4); or

(D)	The date the enrolled actuary issues a certification under Treasury Regulation Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” for the Plan Year.

(b)
Presumption of Underfunding Beginning on First Day of 4th Month for Certain Underfunded Plans. This Section 19.7(b) applies to a Plan for a Plan Year if the enrolled actuary for the Plan has not issued a certification of the “adjusted funding target attainment percentage” for the Plan Year before the first day of the 4th month of the Plan Year, and the Plan’s “adjusted funding target attainment percentage” for the preceding Plan Year was either (i) at least sixty percent (60%) but less than seventy percent (70%); or (ii) at least eighty percent (80%) but less than ninety percent (90%). This Section 19.7(b) also applies to a Plan for the first effective Plan Year if the enrolled actuary for the Plan has not issued a certification of the “adjusted funding target attainment percentage” for the Plan Year before the first day of the 4th month of the Plan Year, and the prior Plan Year “adjusted funding target attainment percentage” is at least seventy percent (70%) but less than eighty percent (80%).

(i)
Application of This Paragraph. If this Section 19.7(b) applies to a Plan for a Plan Year and the date of the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the prior Plan Year

(taking into account the special rules for late certifications under Treasury Regulation Section 1.436-1(h)(1)(ii)(B)) occurred before the first day of the 4th month of the current Plan Year, then, commencing on the first day of the 4th month of the current Plan Year:

(A)	The presumed “adjusted funding target attainment percentage” of the Plan for the Plan Year is reduced by 10 percentage points; and

(B)	The first day of the 4th month of the Plan Year is a “Section 436 measurement date.”

(ii)
Certification for Prior Plan Year. If this Section 19.7(b) applies to a Plan and the date of the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the prior Plan Year (taking into account the rules for late certifications under Treasury Regulation Section 1.436-1(h)(1)(ii)(B)) occurs on or after the first day of the 4th month of the current Plan Year, then, commencing on the date of that prior Plan Year certification:

(A)
The presumed “adjusted funding target attainment percentage” of the Plan for the current Plan Year is equal to 10 percentage points less than the prior Plan Year “adjusted funding target attainment percentage”; and

(B)	The date of the prior Plan Year certification is a “Section 436 measurement date.”

(iii)
Duration of Use of Presumed “Adjusted Funding Target Attainment Percentage.” If this Section 19.7(b) applies to a Plan for a Plan Year, the presumed “adjusted funding target attainment percentage” determined hereunder applies until the earliest of:

(A)	The first day of the 10th month of the Plan Year if paragraph (c) below applies;

(B)	The date of a change in the presumed “adjusted funding target attainment percentage” under Treasury Regulation Section 1.436-1(g)(4); or

(C)	The date the enrolled actuary issues a certification under Treasury Regulation Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” for the Plan Year

(c)
Presumption of Underfunding Beginning on First Day of 10th Month. In any case in which no certification of the specific adjusted funding target attainment percentage for the current Plan Year under Treasury Regulation Section 1.436-1(h)(4) is made with respect to the Plan before the first day of the 10th month of the Plan Year, then, commencing on the first day of the 10th month of the current Plan Year:

(i)	The presumed “adjusted funding target attainment percentage” of the Plan for the Plan Year is presumed to be less than sixty percent (60%); and

(ii)	The first day of the 10th month of the Plan Year is a “Section 436 measurement date.”

19.8        Treatment of Plan as of Close of Prohibited or Cessation Period. The following provisions apply for purposes of applying this Section.

(a)	Application to Prohibited Payments and Accruals

(i)
Resumption of Prohibited Payments. If a limitation on prohibited payments under Section 19.4 applies as of a “Section 436 measurement date,” but that limit no longer applies to the Plan as of a later “Section 436 measurement date,” then the limitation on prohibited payments under the Plan does not apply to benefits with “annuity starting dates” that are on or after that later “Section 436 measurement date.” Any amendment to eliminate an optional form of benefit that contains a prohibited payment with respect to an “annuity starting date” during a period in which the limitations of Code Section 436(d) and Treasury Regulation Section 1.436-1(d) do not apply to the Plan is subject to the rules of Code Section 411(d)(6).

(ii)
Resumption of Benefit Accruals. If a limitation on benefit accruals under Treasury Regulation Section 1.436-1(e) applies as of a “Section 436 measurement date,” but that limit no longer applies to the Plan as of a later “Section 436 measurement date,” then that limitation does not apply to benefit accruals that are based on service on or after that later “Section 436 measurement date,” except to the extent that the Plan provides that benefit accruals will not resume when the  limitation ceases to apply. The Plan will comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulation 29 CFR Section 2530.204-2(c) and (d).

(b)
Restoration of Options and Missed Benefit Accruals. Participants who had an “annuity starting date” within a period during which a limitation under Treasury Regulation Section 1.436-1(d) applied to the Plan will not be provided with the opportunity to have a new “annuity starting date” once the limitations of Treasury Regulation Section 1.436-1(d) cease to apply. In addition, subject to the rules of Treasury Regulation Section 1.436-1(c)(3), the Plan will automatically restore benefit accruals, if any, that had been limited under Code Section 436(e) as of the “Section 436 measurement date” on which the limitation ceases to apply.

(c)	Shutdown and Other Unpredictable Contingent Event Benefits. If unpredictable contingent event benefits with respect to an unpredictable contingent event that occurs during the Plan Year are not permitted to be paid after the occurrence of the event because of the limitations of Code Section 436(b) and Treasury Regulation Section 1.436-1(b), but are permitted to be paid later in the Plan Year as a result of additional contributions under Treasury Regulation Section 1.436-1(f)(2) or pursuant to the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the Plan Year that meets the requirements of Treasury Regulation Section 1.436-1(g)(5)(ii)(B), then those unpredictable contingent event benefits must automatically become payable, retroactive to the period those benefits would have been payable under the terms of the Plan (other than Plan terms implementing the requirements of Code Section 436(b)). If the benefits do not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for those benefits. However, all or any portion of those benefits can be restored pursuant to a Plan amendment that meets the requirements of Code Section 436(c) and Treasury Regulation Section 1.436-1(c) and other applicable qualification requirements.

(d)
Treatment of Plan Amendments That Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitations of Code Section 436(c) and Treasury Regulation Section 1.436-1, but is permitted to take effect later in the Plan Year as a result of additional contributions under Treasury Regulation Section 1.436-1(f)(2) or pursuant to the enrolled actuary’s certification of the “adjusted funding target attainment percent” for the Plan Year that meets the requirements of Treasury Regulation Section 1.436-1(g)(5)(ii)(C), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the Plan Year, then it must be treated as if it were never adopted, unless the Plan amendment provides otherwise.

19.9        Definitions

(a)
Adjusted Funding Target Attainment Percentage. The term “adjusted funding target attainment percentage” means the “funding target attainment percentage” which is determined under paragraph (i) below by increasing each of the amounts under subparagraphs (A) and (B) of Code Section 430(d)(2) by the aggregate amount of purchases of annuities for employees other than highly compensated employees (as defined in Code Section 414(q)) which were made by the Plan during the preceding two (2) Plan Years.

(i)
Funding Target Attainment Percentage. The term “funding target attainment percentage” has the same meaning given such term by Code Section 430(d)(2) and the regulations thereunder, except as otherwise provided herein. However, in the case of Plan Years beginning in 2008, the “funding target attainment percentage” for the preceding Plan Year may be determined using such methods of estimation as the Secretary may provide.

(ii)	Application to Plans Which Are Fully Funded Without Regard to Reductions for Funding Balances

(A)
In General. In the case of a Plan for any Plan Year, if the “funding target attainment percentage” is one hundred percent (100%) or more (determined without regard to the reduction in the value of assets under Code Section 430(f)(4)), the “funding target attainment percentage” for purposes of paragraphs (a) and (a)(i) above shall be determined without regard to such reduction.

(B)
Transition Rule. Paragraph (ii)(A) above shall be applied to Plan Years beginning after 2007 and before 2011 by substituting for “one hundred percent (100%)” the applicable percentage determined in accordance with the following table:

In the case of a Plan Year beginning in calendar year:	The applicable percentage is:

2008	92%
2009	94%
2010	96%

(C)
Exception. Paragraph (ii)(B) above shall not apply with respect to any Plan Year beginning after 2008 unless the “funding target attainment percentage” (determined without regard to the reduction in the value of assets under Code Section 430(f)(4)) of the Plan for each preceding Plan Year beginning after 2007 was not less than the applicable percentage with respect to such preceding Plan Year determined under paragraph (ii)(B).

(b)
Section 436 Measurement Date. A “Section 436 measurement date” is the date that is used to determine when the limitations of Code Section 436(d) and 436(e) apply or cease to apply, and is also used for calculations with respect to applying the limitations of Sections 19.2 and 19.3.

(c)	Annuity Starting Date. The term “annuity starting date” means the annuity starting date as defined in Treasury Regulation Section 1.436-1(j)(2).

(d)	Unpredictable Contingent Event Benefit. The term “unpredictable contingent event benefit” means an unpredictable contingent event as defined In Treasury Regulation Section 1.436-1(j)(9).

* * * * *

IN WITNESS WHEREOF, the Employer has caused the Plan to be amended by this Second Amendment this 14th day of March, 2011, to be effective as stated herein.

WEINGARTEN REALTY INVESTORS

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO